                                                                    Exhibit 10.1

                         FIRSTPLUS Financial Group, Inc.
                    122 W. John Carpenter Freeway, Suite 450
                               Irving, Texas 75039

                                                                 August __, 2007

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c/o FIRSTPLUS Financial Group, Inc.
122 W. John Carpenter Freeway, Suite 450
Irving, Texas  75039

Dear ____________:

      In consideration of your service as a director and/or officer of FIRSTPLUS
Financial Group, Inc., a Nevada  corporation (the "Company"),  the Company will, to the extent  provided  herein,  indemnify  you and hold you harmless  from and against  any and all  "Losses"  (as  defined  below),  that  you  may  incur  in connection  with any  "Proceeding"  (as  defined  below) to the  fullest  extent permitted by law.

      1.    DEFINITIONS.

            (a) "Costs and Expenses"  means, for the purposes of this Agreement, all  direct  and  indirect  costs of any type or nature  whatsoever  (including, without limitation, any fees and disbursements of your counsel,  accountants and other experts and other out-of-pocket costs) actually and reasonably incurred by you in connection with the  investigation,  preparation,  defense or appeal of a
Proceeding.

            (b) "Losses" means all liabilities,  Costs and Expenses,  amounts of judgments,  fines,  penalties  or  excise  taxes  (or  other  amounts  assessed, surcharged or levied under the Employee  Retirement Income Security Act of 1974, as  amended)  and  amounts  paid in  settlement  of or incurred in defense of or otherwise in connection  with any threatened,  pending or completed  Proceeding, whether civil, criminal, administrative or investigative, and whether brought by or in the right of the Company or otherwise, and appeals in which you may become involved,  as a party or  otherwise,  by  reason  of acts or  omissions  in your capacity as and while serving as a director, officer, employee, agent, fiduciary or representative of the Company or any Related Entity.

            (c)  "Proceeding"  means,  for the purposes of this  Agreement,  any threatened,  pending or completed action or proceeding, whether civil, criminal, administrative or investigative  (including an action brought by or in the right of the  Company)  in which  you may be or may have been  involved  as a party or otherwise,  by reason of the fact that you are or were a director  or officer of the  Company,  by reason of any action  taken by you or of any  inaction on your part while acting as such  director or officer or by reason of the fact that you are or were  serving at the  request  of the  Company  as a  director,  officer, employee,  agent, fiduciary or representative of a Related Entity whether or not you were  serving  in such  capacity  at the time any  liability  or  expense is incurred for which  indemnification  or reimbursement can be provided under this
Agreement.

            (d)  "Related  Entity"  means any  corporation,  partnership,  joint venture,  trust or other entity or enterprise in which the Company is in any way interested,  or in or as to which you are serving at the Company's request or on its behalf, as a director, officer, employee, agent, fiduciary or representative including,  but not limited to, any employee  benefit plan or any corporation of which  the  Company  or  any  Related  Entity  is,  directly  or  indirectly,  a stockholder or creditor.

      2.    AGREEMENT TO SERVE.

      You agree to serve or  continue to serve as a director  and/or  officer of the  Company to the best of your  abilities  at the will of the Company or under separate contract,  if such contract exists, for so long as you are duly elected or appointed and qualified or until such time as you tender your  resignation in writing.  Nothing  contained in this  Agreement is intended to create in you any right to continued employment.

      3.    INDEMNIFICATION.

            (a) THIRD PARTY PROCEEDINGS. To the fullest extent permitted by law, the Company shall indemnify you against Losses actually and reasonably  incurred by you in  connection  with a Proceeding  (other than a Proceeding  by or in the right of the  Company) if (i) you are not liable  pursuant to NRS 78.138 or (ii)
you acted in good faith and in a manner you reasonably  believed to be in or not opposed to the best interests of the Company,  and, with respect to any criminal
Proceeding,  had no reasonable  cause to believe your conduct was unlawful.  The termination of any Proceeding by judgment,  order,  settlement,  conviction,  or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption  that you are liable  pursuant  to NRS 78.138 or did not act in good faith and in a manner  that you  reasonably  believed to be in or not opposed to the best interests of the Company,  or, with respect to any criminal Proceeding, had reasonable cause to believe that your conduct was unlawful.

            (b)  PROCEEDINGS  BY OR IN THE RIGHT OF THE COMPANY.  To the fullest extent  permitted  by law,  the Company  shall  indemnify  you  against  Losses, actually and reasonably incurred by you in connection with a Proceeding by or in the right of the  Company to procure a judgment  in its favor if (i) you are not liable  pursuant  to NRS  78.138 or (ii) you acted in good faith and in a manner you  reasonably  believed to be in or not opposed to the best  interests  of the
Company and its shareholders.  Notwithstanding the foregoing, no indemnification shall be made in  respect  of any  claim,  issue or matter as to which you shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals  therefrom,  to be liable to the Company in the performance of your duty to the Company and its shareholders unless and only to the extent that the court in which such  action or  proceeding  is or was  pending  shall  determine  upon application  that, in view of all the  circumstances of the case, you are fairly and reasonably entitled to indemnity for Costs and Expenses and then only to the extent that the court shall determine.

            (c) SCOPE. Notwithstanding any other provision of this Agreement but subject to Section 15(b),  the Company shall indemnify you to the fullest extent permitted by law,  notwithstanding that such indemnification is not specifically authorized by other  provisions  of this  Agreement,  the Company's  Articles of
Incorporation, as amended, the Company's Bylaws, as amended, or by statute.

      4.    LIMITATIONS ON INDEMNIFICATION.

      Any other provision  herein to the contrary  notwithstanding,  the Company shall not be obligated pursuant to the terms of this Agreement:

            (a) EXCLUDED  ACTS.  To  indemnify  you for any acts or omissions or transactions  from which a director or officer may not be relieved of  liability under applicable law;

            (b) EXCLUDED INDEMNIFICATION PAYMENTS. To indemnify or advance Costs and Expenses in violation of any  prohibition  or limitation on  indemnification under the statutes,  regulations  or rules  promulgated  by any state or federal regulatory agency having  jurisdiction over the Company or in circumstances that would otherwise be contrary to public policy;

            (c) CLAIMS  INITIATED  BY YOU.  To  indemnify  or advance  Costs and
Expenses  to you with  respect to  Proceedings  or claims  initiated  or brought voluntarily by you and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification  under this Agreement or any other statute or law or otherwise as required  under  Section  78.7502 of the Nevada Revised Statutes,  but such  indemnification  or advancement of Costs and  Expenses  may be provided by the Company in specific  cases if the Board of
Directors has approved the initiation or bringing of such suit;

            (d) LACK OF GOOD FAITH.  To indemnify you for any Costs and Expenses incurred by you with respect to any  proceeding  instituted by you to enforce or interpret this Agreement,  if a court of competent jurisdiction  determines that each of the material  assertions  made by you in such proceeding was not made in good faith;

            (e)  INSURED  CLAIMS.  To  indemnify  you for Costs and  Expenses or liabilities of any type whatsoever  (including,  but not limited to,  judgments, fines,  ERISA excise taxes or penalties,  and amounts paid in  settlement)  that have been paid  directly to or on behalf of you by an insurance  carrier under a policy of directors' and officers' liability insurance maintained by the Company or any other policy of insurance maintained by the Company or you;

            (f) CLAIMS  UNDER  SECTION  16(B).  To  indemnify  you for Costs and
Expenses and the payment of profits arising from the purchase and sale by you of securities in violation of Section 16(b) of the Securities Exchange Act of 1934,
as amended, or any similar successor statute.

            (g) MUTUAL ACKNOWLEDGMENT. Both the Company and you acknowledge that in certain  instances,  federal law or applicable public policy may prohibit the
Company from  indemnifying  its directors and officers  under this  Agreement or otherwise. You understand and acknowledge that the Company has undertaken or may be required in the future to  undertake  with the  appropriate  state or federal regulatory  agency to submit for approval any request for  indemnification,  and has undertaken or may be required in the future to undertake with the Securities and Exchange  Commission to submit the question of indemnification to a court in certain  circumstances  for a determination  of the Company's right under public policy to indemnify you.

      5.    DETERMINATION OF A RIGHT TO INDEMNIFICATION.

      Upon receipt of a written  claim  addressed to the Board of Directors  for indemnification pursuant to Section 3, the Company shall determine by any of the methods set forth in Section 78.751 of the Nevada Revised  Statutes  whether you have met the  applicable  standards of conduct that makes it  permissible  under applicable  law to indemnify you. If a claim under Section 3 is not paid in full by the Company  within 60 days after such written claim has been received by the
Company,  you may at any time  thereafter  bring  suit  against  the  Company to recover the unpaid amount of the claim and, unless such action is brought in bad faith,  you shall be entitled to be paid also the  expense of  prosecuting  such claim.  In any such action,  except as otherwise  provided in Section 78.7502 of the  Nevada  Revised  Statutes,  the  Company  shall  have the  burden  of proof concerning whether you have or have not met the applicable standard of conduct.

      6.    INDEMNIFICATION FOR COSTS AND EXPENSES OF A WITNESS.

      Notwithstanding any other provision of this Agreement,  to the extent that you are, by reason of your  position as  director or officer of the  Company,  a witness in any Proceeding to which you are not a party, you shall be indemnified against all Costs and  Expenses  actually and  reasonably  incurred by you or on your behalf in connection therewith.

      7.    ADVANCEMENT AND REPAYMENT OF COSTS AND EXPENSES.

      Subject to Section 4 hereof,  the Costs and  Expenses  incurred  by you in defending  and  investigating  any  Proceeding  shall be paid by the  Company in advance  of the  final  disposition  of such  Proceeding  within  30 days  after receiving  from you the copies of invoices  presented  to you for such Costs and
Expenses,  if you shall  provide  an  undertaking  to the  Company to repay such amount to the extent it is  ultimately  determined  that you are not entitled to indemnification.  In  determining  whether or not to make an advance  hereunder, your ability to repay shall not be a factor.

      8.    PARTIAL INDEMNIFICATION.

      If  you  are  entitled   under  any   provision   of  this   Agreement  to
indemnification or advancement by the Company of some or a portion of any Losses of any  type  whatsoever  (including,  but not  limited  to,  judgments,  fines, penalties, and amounts paid in settlement) incurred by you in the investigation, defense,  settlement  or  appeal  of a  Proceeding,  but  are  not  entitled  to indemnification  or advancement of the total amount  thereof,  the Company shall nevertheless indemnify or pay advancements to you for the portion of such Losses or liabilities to which you are entitled.

      9.    NOTICE TO COMPANY BY YOU.

      You shall  notify the  Company in  writing of any matter  with  respect to which  you  intend  to seek  indemnification  hereunder  as  soon as  reasonably practicable  following the receipt by you of written notice  thereof;  provided,

however,  that any delay in so  notifying  the Company  shall not  constitute  a waiver by you of your rights hereunder.  The written notification to the Company shall be addressed to the Board of Directors and shall include a description  of the nature of the  Proceeding  and the facts  underlying  the  Proceeding and be accompanied  by  copies  of any  documents  filed  with the  court in which  the
Proceeding is pending. In addition,  you shall give the Company such information and cooperation as it may reasonably require and as shall be within your power.

      10.   MAINTENANCE OF LIABILITY INSURANCE.

            (a)  Subject to Section 4 hereof,  so long as you shall  continue to serve as a director  or officer of the  Company  and  thereafter  so long as you shall be subject to any possible  Proceeding,  the  Company,  subject to Section
10(b),  shall use reasonable  commercial  efforts to obtain and maintain in full force and effect directors' and officers'  liability insurance ("D&O Insurance")
that  provides  you the  same  rights  and  benefits  as are  accorded  the most favorably insured of the Company's directors,  if you are a director,  or of the
Company's  officers,  if you  are  not a  director  of the  Company,  but are an officer.

            (b)  Notwithstanding  the  foregoing,  the  Company  shall  have  no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such  insurance is not  reasonably  available,  the premium costs for such  insurance are  disproportionate  to the amount of coverage  provided,  the coverage provided by such insurance is limited by exclusions so as to provide an insufficient  benefit,  or you are covered by similar insurance  maintained by a subsidiary or parent of the Company.

            (c) If, at the time of the  receipt of a notice of a claim  pursuant to Section 9 hereof,  the Company has D&O Insurance in effect, the Company shall give prompt  notice of the  commencement  of such  Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall  thereafter take all necessary or desirable  action to cause such insurers to pay, on your behalf,  all amounts  payable as a result of such  Proceeding in accordance with the terms of such policies.

      11.   DEFENSE OF CLAIM.

      In the event that the Company shall be obligated under Section 7 hereof to pay the Costs and  Expenses of any  Proceeding  against  you,  the  Company,  if appropriate,  shall be entitled to assume the defense of such  Proceeding,  with counsel of  recognized  standing.  After the  retention  of such  counsel by the
Company, the Company will not be liable to you under this Agreement for any fees of counsel  subsequently  incurred by you with  respect to the same  Proceeding, provided  that (i) you shall have the right to employ  your  counsel in any such
Proceeding at your expense; and (ii) if (A) the employment of counsel by you has been  previously  authorized  by the Company,  or (B) you shall have  reasonably concluded  that there may be a conflict of interest  between the Company and you in the  conduct of such  defense or (C) the  Company  shall not,  in fact,  have employed  counsel to assume the  defense of such  Proceeding,  then the fees and
Costs and Expenses of your counsel shall be at the expense of the Company.

      12.   ATTORNEYS' FEES.

      In the event that you or the  Company  institutes  an action to enforce or interpret any terms of this  Agreement,  the Company shall reimburse you for all of your  reasonable  fees and Costs and Expenses in bringing  and pursuing  such action  or  defense,  unless  as part of such  action  or  defense,  a court  of competent jurisdiction  determines that the material assertions made by you as a basis for such action or defense were not made in good faith.

      13.   CONTINUATION OF OBLIGATIONS.

      All  agreements  and  obligations  of the Company  contained  herein shall continue during the period you are a director or officer of the Company,  or are or were serving at the request of the Company as a director,  officer, employee, agent,  fiduciary  or  representative  of a Related  Entity  and shall  continue thereafter so long as you shall be subject to any possible  Proceeding by reason of the fact that you served in any capacity referred to herein.

      14.   SUCCESSORS AND ASSIGNS.

      This Agreement establishes contract rights that shall be binding upon, and shall  inure to the  benefit  of,  the  successors,  assigns,  heirs  and  legal representatives of the parties hereto.

      15.   NON-EXCLUSIVITY.

            (a) The provisions for  indemnification and advancement of Costs and
Expenses set forth in this Agreement  shall not be deemed to be exclusive of any other  rights  that you may have  under  any  provision  of law,  the  Company's
Articles of Incorporation,  as amended,  or Bylaws, as amended,  the vote of the
Company's   shareholders  or  disinterested   directors,   other  agreements  or
otherwise,  both as to action in your  official  capacity  and action in another capacity while occupying your position as a director or officer of the Company.

            (b) In the event of any changes,  after the date of this  Agreement, in any  applicable  law,  statute,  or rule  that  expand  the right of a Nevada corporation  to  indemnify  its  officers  and  directors,  your  rights and the
Company's  obligations under this Agreement shall be expanded to the full extent permitted by such changes.  In the event of any changes in any  applicable  law, statute or rule that  narrow the right of a Nevada  corporation  to  indemnify a director or officer,  such changes, to the extent not otherwise required by such law,  statute or rule to be applied to this  Agreement,  shall have no effect on this Agreement or the parties' rights and obligations hereunder.

      16.   EFFECTIVENESS OF AGREEMENT.

      This  Agreement  shall be  effective as of the date set forth on the first page hereof and shall apply to your acts or  omissions  that  occurred  prior to such  date if you were an  officer,  director,  employee  or other  agent of the
Company,  or were serving at the request of the Company as a director,  officer, employee,  agent,  fiduciary or  representative  of a Related Entity at the time such act or omission occurred.

      17.   SEVERABILITY.

      Nothing in this  Agreement is intended to require or shall be construed as requiring  the Company to do or fail to do any act in  violation  of  applicable
law.  The  Company's  inability,   pursuant  to  court  order,  to  perform  its
obligations  under  this  Agreement  shall  not  constitute  a  breach  of  this
Agreement.  The provisions of this  Agreement  shall be severable as provided in this Section 17. If this Agreement or any portion hereof shall be invalidated on any  ground by any  court of  competent  jurisdiction,  then the  Company  shall nevertheless  indemnify  you to the  full  extent  permitted  by any  applicable portion of this Agreement that shall not have been invalidated,  and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

      18.   GOVERNING LAW.

      This Agreement  shall be interpreted  and enforced in accordance  with the laws of the State of Nevada,  without reference to its conflict of law rules. To the extent  permitted by applicable law, the parties hereby waive any provisions of law that render any provision of this Agreement unenforceable in any respect.

      19.   NOTICE.

      All  notices,  requests,  demands  and  other  communications  under  this
Agreement  shall be in writing and shall be deemed duly given (i) when received, if delivered  by hand (which shall  include  delivery by  responsible  overnight carrier) or (ii) if mailed by certified or registered mail with postage prepaid, on the fifth business day after the mailing date. Addresses for notice to either party are as shown at the head of this Agreement, or as subsequently modified by written notice given as provided hereunder.

      20.   COUNTERPARTS.

      This Agreement may be executed in one or more counterparts,  each of which shall constitute an original.

      21.   AMENDMENT AND TERMINATION.

      No amendment, modification,  termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

      Your  signature  below will evidence your  agreement and  acceptance  with respect to the foregoing.

                                         Very truly yours,

                                         FIRSTPLUS FINANCIAL GROUP, INC.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

AGREED TO AND ACCEPTED:

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